UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: September 30, 2021

METWOOD Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of
incorporation or organization)

000-05391
(Commission
File Number)

83-0210365
(IRS Employer
Identification No.)

721 Rossiter Street
Mount Dora, FL 32757
(Address of principal executive offices)

(800) 323-4130
(Issuer's telephone number)

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as "may," "should," "plan," "intend," "potential," "continue," "believe," "expect," "predict," "anticipate" and "estimate," the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company's control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company's beliefs, assumptions and expectations about the Company's future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in "Risk Factors" in the Company's Annual Report on Form 10-K, and the Company's recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

Item 4.01   Changes in Registrant’s Certifying Accountant.

On October 18, 2021, the independent registered public accounting firm, Turner, Stone & Company, LLP (“Turner Stone”) of Emerge Health International, Inc. (the “Registrant” or "Company"), delivered their letter of resignation to the Board of Directors, as the Company filed the Form 10K for the period ended June 30, 2019 prior to completion of the audit and issuance of the auditors’ report.

During Turner Stone’s engagement there were no: (i) disagreements with Turner Stone on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (iii) reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). However, the Company believes that the Form 10-K for the period ending December 31, 2019, filed on September 30, 2021 was made in error, as the audit had not yet been completed, and shall be amended by the Company with appropriate reports and consents as required by Regulation S-K.

The Registrant has provided Turner Stone with a copy of this Form 8-K and has requested that Turner Stone furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated November 30, 2021, indicating that Turner Stone is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

The Board of Directors has currently in the process of engaging a new independent registered public accounting firm, and shall immediately file an amended Form 10-K for the period ended June 30, 2019 with the new independent registered public accounting firm’s audit and consent. Furthermore, Turner Stone has agreed to cooperate with the new auditor and provide support where needed.

Item 8.01 Other Events

In order to help facilitate the process of getting the Company current, the Board of Directors has engaged Smith Eilers, PLLC as SEC counsel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metwood, Inc.

Dated: November 30, 2021	By:	/s/ Keith Thomas
Keith Thomas
Chief Executive Officer